Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
February 28, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.3798%



        Excess Protection Level
          3 Month Average 5.93%
          February, 1999 6.11%
          January, 1999  5.81%
          December, 1998 5.87%


        Cash Yield17.82%


        Investor Charge Offs 5.13%


        Base Rate 6.59%


        Over 35 Day Delinquency 5.38%


        Seller's Interest 9.80%


        Total Payment Rate13.67%


        Total Principal Balance$40,800,539,305.60


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$3,998,619,787.11